Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 82,972,221.32
Previously Paid Amount	0
Total Fee Amount	11,458.46
Total Offset Amount	0
Net Fee	$ 11,458.46